1 Supplemental Proxy Material Presentation to RiskMetrics Group (ISS Governance Services) November 29, 2007 Updated Dec 4, 2007 Strictly Private and Confidential ITT Acquisition of EDO

2 Disclaimer This communication is being made in respect of the proposed merger involving EDO and ITT Corporation. In connection with the proposed merger, EDO filed a definitive proxy statement with the U.S. Securities and Exchange Commission (the “SEC”), a copy of which was mailed to the shareholders of EDO. Before making any voting decision, EDO’S SHAREHOLDERS ARE URGED TO READ THE PROXY STATEMENT AND ANY OTHER RELEVANT DOCUMENTS FILED BY EDO WITH THE SEC REGARDING THE MERGER CAREFULLY AND IN THEIR ENTIRETY BECAUSE THEY CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED MERGER. EDO’s shareholders may obtain, without charge, a copy of the proxy statement and other relevant documents filed with the SEC from the SEC’s website at www.sec.gov. EDO’s shareholders may obtain, without charge, a copy of the proxy statement and other relevant documents by directing a request by mail or telephone to EDO Corporation, 60 East 42nd Street, 42nd Floor, New York, NY 10165, telephone: 212-716-2000, or from EDO’s website, www.edocorp.com. EDO and its directors and executive officers may be deemed to be participants in the solicitation of proxies from EDO’s shareholders with respect to the proposed merger. Information regarding EDO’s directors and executive officers and their ownership of EDO common stock is set forth in EDO’s annual report on Form 10-K for the fiscal year ended December 31, 2006, which was filed on March 8, 2007, and EDO’s proxy statement for EDO’s 2007 Annual Meeting of Shareholders, which was filed on April 30, 2007. Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, in the proposed merger is contained in the definitive proxy statement and other relevant documents filed with the SEC regarding the proposed merger. Forward-Looking Statements Statements made in this presentation, including statements about projected revenue and earnings, long-term organic revenue growth, projected expenses, EBITDA margins, and debt levels, are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These statements are based on current expectations, estimates and projections about the Company’s business based, in part, on assumptions made by management. These statements are not guarantees of future performance and involve risks and uncertainties that are difficult to predict. Therefore, actual outcomes and results may differ materially from what is expressed or forecasted in such forward-looking statements due to numerous factors, including those described above and the following: changes in demand for EDO’s products and services, product mix, the timing of customer orders and deliveries, changes in the government’s funding priorities, the impact of competitive products and pricing, and other risks discussed from time to time filings and reports. In addition, such statements could be affected by general industry and market conditions and growth rates, and general domestic and international economic conditions. Such forward-looking statements speak only as of the date on which they are made, and EDO does not undertake any obligation to update any forward-looking statement to reflect events or circumstances after the date of this release.

3 Agenda   Governance Considerations   BOD Considerations   CREW 2.1 Contract Discussion   Highlights of BOD Process and Review   Financial Section   Executive Summary   EDO’s Financial Projections & Significance of MRAPRelated Deliveries   Summary

4 Governance Considerations   EDO is committed to the highest standards of corporate governance   All directors, other than Chairman, are independent of management   All board committees are composed solely of independent directors   Each director stands for election annually. Our board members collectively bring a diversity of background and perspective   We have no anti-takeover provisions   EDO’s Board considered under NY BCL (Business Corporate Law) several key factors affecting shareholder value:   Valuation   Customers & potential response to a transaction   National security & potential impact on US military troops deployed   EDO’s business as a defense contractor is based on our ability to field equipment that protects our troops and country

5 BOD Decision Points   BOD was not contemplating selling the company but did receive two unsolicited bids (Party A & ITT). Both were considered as well as other alternatives including an auction or continuing to operate independently   EDO was at a critical point of initiating production on a major program (CREW 2.1) that is a top priority to the military   An auction would have been a major distraction to EDO’s ability to execute this program   Adverse customer reaction and potential loss of future awards were a major concern   This one program represents a significant portion of the 5 year forecast revenue and EBITDA, and therefore the potential downside risk would have been tremendous (“Concentration Risk”)   Negotiated Merger Agreement permits consideration and response to superior offers (“window shop” provision)   Breakup fee  3% of equity value* ( $1.65/share), a relatively low barrier for a competing bid   EDO is well known in industry and by potential acquirers * Equity value includes common shares, options, SSARs and Convertible Notes (as converted to common shares including make-whole related shares)

6 CREW 2.1 Details   Company was awarded two CREW 2.1 contracts for up to 10,000 units each (20,000 units total) to be mounted on HUMVEEs   As of 11/21/07, approximately 8,700 units have been ordered   Requirement was expanded to include units for insertion on MRAP (Mine Resistant Ambush Protected) Vehicles   Current estimates range between 17,000 to 25,000 vehicles to be fielded   Government recently approved sole source justification modification to our initial CREW 2.1 contracts, allowing for the procurement of up to an additional 15,000 units (35,000 total)   Causes a near-term surge of sales to supply initial deployment   All of the above quantities were included in the forecasted revenue and earnings disclosed to shareholders in the proxy statement   Same forecast provided to ITT in connection with its $56 offer

7 BOD process and review extended over a 9-month period   1/9/07: BOD reviewed Party A’s indication of interest and authorized management to provide Party A with access to non-public information.   1/31/07: ITT expressed interest in acquiring EDO at a price in the high $20s.   2/19/07   2/20/07: BOD reviewed Party A’s proposal, concluding that the proposed price of $38.00 per share was inadequate. Subsequently in April, Party A increased its proposed purchase price to $42.00 per share.   6/11/07: In light of the anticipated substantial increase in the Company’s revenue growth rate attributable to increased production quantities under one of the recently awarded government contracts, the BOD concluded that the proposed price of $42.00 per share did not reflect the Company’s full value and the proposed merger with Party A was rejected.   7/10/07: Oral indication that Party A was willing to increase its offer to $45.00 per share as its final price. Party A also indicated that any such transaction would have to be announced no later than the first week in September. Highlights of Board Process and Review Source: EDO Definitive Proxy Statement.

8 Highlights of Board Process and Review (Cont’d)   7/27/07: ITT submitted a proposal to acquire the Company for a price in the range of $42.00 to $44.00 per share.   7/30/07: BOD reviewed Party A’s revised final proposal and based on forecasted future awards from the government determined not to engage in further discussions with Party A at that time. BOD also authorized management to enter into a confidentiality and nondisclosure agreement with ITT. Party A kept apprised of developments and did not re-enter the process.   9/9/07: BOD held a telephonic meeting in which Mr. Smith reviewed recent conversation with Mr. Loranger of ITT and the current status of ITT’s due diligence. Based on the BOD’s familiarity with the Company’s business and estimates for growth, and following discussion of these and other considerations, BOD determined that any price below $56.00 per share would not reflect the full value of the Company. ITT indicated its willingness to raise its offer to $56.00 per share on 9/11/07.   9/16/07: BOD reviewed the proposed transaction with ITT with its legal and financial advisors. After considering various factors described in the EDO Definitive Proxy Statement, the BOD, by the unanimous vote of the directors present, adopted resolutions approving the merger, the merger agreement and the other transactions contemplated, thereby recommending that the Company’s shareholders approve and adopt the merger agreement. Source: EDO Definitive Proxy Statement.

9 Financial Executive Summary   $56 offer fully reflects positive effects of base business prospects, recently announced contract wins and future awards for additional MRAP related CREW 2.1 deliveries   All included in the 5 year forecast contained in the EDO Definitive Proxy Statement   Well in excess of prior multiple written offers received in 2007 in the range of $38 to $45 per share   Payable in cash and provides immediate liquidity   Financial analysis in the EDO Definitive Proxy (approximate, per EDO share):   Discounted cash flow (DCF) analysis: $48 to $63   Selected comparable company analysis: $50 to $60   Precedent transaction analysis: $54 to $62 $56 Represents an Attractive Value to EDO Shareholders $56 Represents an Attractive Premium to EDO Shareholders   $56 represents an attractive premium to EDO shareholders   A 9% premium over closing price 1 day prior to announcement   which was at a record high of $51.51   A 29% premium to the 30-day pre-announcement average closing price   A 97% premium to the 12-month pre-announcement average closing price

10 Financial Executive Summary (Cont’d) Post- Announcement Share Price Performance   Although our stock price has peaked at $58 per share post announcement, the volume weighted average price (VWAP) since the announcement is only $56.31* and the and the stock has traded back down to $56.50 per share on low volume   We believe post-announcement stock performance reflects speculative investment by arbitrage and hedge fund investors   On 10/26/07, ITT CEO stated in an interview that ITT has no intention of raising its offer for EDO, calling it "a very full and fair price for the business."   Since the announcement, we have not been approached by any party, including Party A, with an interest in exploring a superior offer   We believe the termination fee of  3% of equity value**($1.65 per share) is reasonable, consistent with market practice, and is not a barrier to a competing acquisition proposal from a third party * Using closing prices from announcement date through 11/27/07 ** Equity value includes common shares, options, SSARs and Convertible Notes (as converted to common shares including make-whole related shares)

11 Transaction was Announced at a Premium to Record EDO Stock Prices Source: FactSet. Merger Consideration $56.00 EDO Historical Stock Price Performance 1/3/78   11/28/07 Transaction Announcement (09/17/07) Average Closing Stock Prices Prior to Announcement 1 Week $50.50 1 Month 43.49 3 Month 37.74 6 Month 33.43 9 Month 31.16 12 Month 28.48 3 Year 28.24 0.00 10.00 20.00 30.00 40.00 50.00 $60.00 01/01/78 01/01/80 01/01/82 01/01/84 01/01/86 01/01/88 01/01/90 01/01/92 01/01/94 01/01/96 01/01/98 01/01/00 01/01/02 01/01/04 01/01/06 Price

12 8.7% 8.5% 167.9% 10.9% 28.8% 48.4% 67.5% 79.7% 96.6% 0.0% 20.0% 40.0% 60.0% 80.0% 100.0% 120.0% 140.0% 160.0% 180.0% Pre- Announcement Closing Stock Price ($51.51) Pre- Announcement 52 Week High / All- Time High ($51.62) Pre- Announcement 52 Week Low ($20.90) 1 Week Pre- Announcement ($50.50) 1 Month Pre- Announcement ($43.49) 3 Months Pre- Announcement ($37.74) 6 Months Pre- Announcement ($33.43) 9 Months Pre- Announcement ($31.16) 12 Months Pre- Announcement ($28.48) The Premiums to EDO Shareholders are Significant Average Trading Prices Source: FactSet. (a) Closing stock price as of 9/14/07. (b) Intra-day high/low. (a) (b) (b)

13 $56 Represents Attractive Valuation Multiple for EDO Merger Consideration ($ in millions, except per share data) $56.00 Equity Value 28.29863263 $1,587 Firm Value TRUE 1,692 Revenue Management Forecast Firm Value / LTM $1,005 1.7x 2007E 1,243 1.4 EBITDA Firm Value / LTM $93 18.2x 2007E 126 13.5 EBIT Firm Value / LTM $69 24.5x 2007E 101 16.7 EPS Price / LTM $1.07 52.5x 2007E 2.17 25.8 Source: Forward multiples based on Management Forecast per EDO management. Note: Balance sheet items as of 6/30/07. Note: LTM data is pro forma for the acquisitions of CAS and Impact Science & Technology.

14 $208.6 $95.7 $86.7 $23.5 $23.6 $80.4 $125.7 $141.5 $156.4 $189.9 0.0 50.0 100.0 150.0 200.0 250.0 $300.0 PF 2006 2007E 2008E 2009E 2010E 2011E $237.2 $243.1 $213.4 $232.1 $1,757.8 $640.6 $678.7 $185.9 $185.9 $1,617.5 $1,430.9 $1,337.0 $1,243.3 $906.3 0.0 500.0 1,000.0 1,500.0 2,000.0 $2,500.0 PF 2006 2007E 2008E 2009E 2010E 2011E $1,977.6 $2,109.6 $1,803.4 $1,943.7 EDO’s Financial Projections   Impact of CREW 2.1 Revenues ($ in millions) EBITDA * ($ in millions) Source: Projections per EDO Definitive Proxy Statement. Pro forma 2006 data per EDO management. Note: All data is adjusted for non-recurring items. Pro forma 2006 data is pro forma for the acquisitions of CAS and Impact Science & Technology. * Not adjusted for non-cash ESOP & pension expense, and non-cash acquisition expenses. Core Business Revenues Incremental CREW 2.1 Revenues Significance of CREW 2.1 Deliveries   Incremental force-protection revenues of $1.7 billion in projection period (2008   2011) above sustained core force-protection revenue levels   Core force protection revenues for 2010 and 2011 are approximately equal to incremental forceprotection revenues and are relatively consistent over the 5-yr projection period   Forecast includes recent awards (3,550 vehicle jammers and related services) that were announced subsequent to the transaction with ITT and future projected awards   The impact of incremental deliveries on sales and cashflows are largely near term and nonrecurring   Less significant impact in 2010 and beyond (est. 10% of projected EBITDA) Discussion: Valuation implications of CREW2.1-related cashflow trajectory Core Business EBITDA Incremental CREW2.1 EBITDA Therefore a simple application of multiples would be misleading.

15 Summary   $56 per share   Represents a significant premium to near-term ( 29%, 30-day) as well as historical performance   Financial projections reflect significant impact from CREW 2.1 award   concentration risk   Represents an attractive price based on relevant valuation metrics*   Discounted Cash Flow (DCF)   Precedent transaction multiples   Trading multiples   EDO strives for excellence in Corporate Governance   BOD followed a thorough process that considered several key factors affecting shareholder value in fulfilling its fiduciary obligations   $56 per share represents approximately an 100% premium over the initial offer received for the Company * See EDO Definitive Proxy Statement